SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                FORM 8-K/A-1

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):  September 9, 2008


                                CANEUM, INC.
             (Exact Name of Registrant as Specified in Charter)


           NEVADA                 000-30874                   33-0916900
(State or Other Jurisdiction     (Commission                (IRS Employer
      of Incorporation)          File Number)            Identification No.)


3101 West Coast Highway, Suite 400, Newport Beach, CA               92663
      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (949) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities
          Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                               EXPLANATORY NOTE

     The Company inadvertently failed to file as exhibits the employment agreement amendments for Sukhbir Singh Mudan and Alan S. Knitowski with the original filing of the Form 8-K. These are now attached to this filing.

Item 9.01 Exhibits

     99.1 Amendment dated September 9, 2008, effective March 31, 2008, to Employment Agreement with Sukhbir Singh Mudan*
     99.2 Amendment dated September 9, 2008, effective March 31, 2008, to Employment Agreement with Alan S. Knitowski*
     * Management contract, or compensatory plan or arrangement required to be filed as an exhibit

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Caneum, Inc.

Date:  September 23, 2008               By /s/ Sukhbir S. Mudan
                                        Sukhbir S. Mudan, President